Exhibit 99.1

CORPORATE PRESENTATION August 2014

FORWARD LOOKING STATEMENTS The information presented in this presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company's annual report on Form 10-K for the fiscal year ended January 31, 2014 and its other filings with the Securities and Exchange Commission. The forward-looking statements in this presentation are made as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

TABLE OF CONTENTS Business Overview Financial Overview Appendix 4 13 19 Operational Overview 8

BUSINESS OVERVIEW

BUSINESS OVERVIEW

TRIANGLE PETROLEUM CORPORATION OVERVIEW

TRIANGLE PETROLEUM CORPORATION

TPC wholly owned E&P subsidiary[1]

TUSA

- Growth oriented E&P company focused on the Williston Basin
- Pro forma current production of approximately 11,000 boepd
- ~135,000 net acres with proved reserves of 46.6 MMBoe[2]
- ~93,000 net acres predominantly in core areas of McKenzie / Williams Counties (56% operated)
- Drilling program consists of running 4 full-time operated rigs

TPC wholly owned energy services subsidiary

RockPile ENERGY SERVICES

- Hydraulic pressure pumping and well completion services
- Provides greater control over Triangle's largest cost center
- 58% of completion jobs since inception through Q1 FY'15 performed for third parties
- Currently running 54,000 HHP in the Williston Basin

TPC owns 50% of G.P. and 32% of L.P.[3]

CALIBER MIDSTREAM

- Gathering, transportation, treating and processing services
- JV with First Reserve Energy Infrastructure Fund
- Benefits include reducing costs and improving efficiency
- Natural gas facility began first sales in April, 2014 and is fully operational

Note: Triangle Petroleum Corporation's Fiscal Year 2015 ("FY2015") ends January 31, 2015.

(1) Production, reserve, and acreage figures are pro forma for the acquisitions announced on May 14, 2014 ("Acquisitions"). Acquisitions closed on June 30, 2014.

(2) Internal parent level reserve estimate as of April 30, 2014, pro forma for the Acquisitions. TUSA reserves may differ slightly from parent level reserves due to intercompany eliminations which improve well economics at the parent level.

(3) Triangle's ownership of L.P. increased to 32% from 30% in June, 2014.

5

TRIANGLE PETROLEUM CORPORATION

BUSINESS OVERVIEW

KEY INVESTMENT HIGHLIGHTS

SUBSTANTIAL GROWTH IN OPERATED PRODUCTION AND RESERVES	▲ Q1 FY'15 production increased 200% year over year from Q1 FY'14 ▲ Proved reserves have increased 190% year over year[1] ▲ Focused on increasing scale through selective bolt-on acquisitions and trades in core area
OIL-FOCUSED WILLISTON BASIN OPERATOR	▲ ~135,000 net acres; 46.6 MMBoe proved reserves (80% oil; 56% proved developed)[1] ▲ Contiguous acreage position prospective for the Bakken and Three Forks Formations, which are estimated to contain ~7.4 billion barrels of recoverable oil[2] ▲ Extensive low-risk development opportunities providing 12+ years of drilling inventory
DISCIPLINED MANAGERS AND EXPERIENCED OPERATORS	▲ Disciplined financial management supported by a team with a proven blend of technical, operational, commercial, land, and regulatory experience ▲ Key technical and operations members have an average of approximately 25 years of experience working in the industry
INTEGRATED AND EFFICIENT DEVELOPMENT MODEL	▲ Reduces reliance on third-party service providers; relieves infrastructure constraints ▲ Recovers value-leakage to critical supply chain services ▲ Increasing the number of wells on each location to achieve maximum reservoir recovery ▲ Triangle has deployed ~$47mm of cash to its non-E&P subsidiaries, representing only 5% of total capital invested[3]
STRONG FINANCIAL POSITION	▲ $515mm in total lending facility commitments with $656mm in pro forma total liquidity[4][5] ▲ Conservative financial approach with focus on protecting cash flow through hedging ▪ ~5,900 Bopd hedged for FY2015 and ~4,400 Bopd for FY2016 as of August 1, 2014 ▲ Top-tier private equity partners (NGP, First Reserve and TIAA Oil & Gas Investments)

(1) *Internal parent level reserve estimate as of April 30, 2014, pro forma for the Acquisitions. TUSA reserves may differ slightly from parent level reserves due to intercompany eliminations which improve well economics at the parent level.*
(2) *United States Geological Survey (USGS) published on April 30, 2013.*
(3) *Since current management turn-around beginning in 2010 through April 30, 2014. Cash deployed is net of $10.0mm cash distribution from RPES to Triangle and $3.15mm cash distribution from CLBR to Triangle.*
(4) *Liquidity as of April 30, 2014, pro forma for the Acquisitions and $450mm high yield offering with a 6.75% coupon per annum, closed on July 18, 2014 ("Notes").*
(5) *Pro forma for expected TUSA borrowing base increase to $415mm via late August redetermination.*

6

TRIANGLE PETROLEUM CORPORATION

BUSINESS OVERVIEW

SIGNIFICANT OPERATED PRODUCTION AND RESERVES GROWTH

NET SOLD PRODUCTION VOLUMES (BOEPD)


FY2015 Avg. Daily Production Guidance 10,200 – 11,200 Boepd(1)
FY2014 Production of 5,286 Boepd
Net Sales Volumes (Boepd)
Operated Rig Count
Completed first operated well in May 2012
RockPile completed first well August 2012
Caliber generates first revenues
696
1,138
1,389
2,098
2,714
4,287
6,804
7,254
8,129
12,600
11,600
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
2nd Half FY'15(1)
Actual Production
Guidance Low Case
Guidance High Case
Avg. Rig Count

PROVED RESERVES (MBOE)


(MBoe)
2,000
7,044
8,278
14,637
16,050
22,080
32,529
40,314
46,552
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15(2)
PDP Reserves
PUD Reserves

OPERATED VS. NON-OPERATED VOLUMES


% of Total Sold Volumes
100%
64%
36%
45%
55%
31%
69%
30%
70%
35%
65%
22%
78%
20%
80%
15%
85%
Q1 FY'13
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Non-Operated Volumes
Operated Volumes

(1) *Revised FY2015 and 2nd Half FY2015 production guidance issued on May 14, 2014. Previous guidance (FY2015 daily production guidance 9,500 – 10,500 Boepd; 2nd Half FY2015 production guidance 10,500 – 11,500 Boepd) issued on January 21, 2014.*

(2) *Internal parent level reserve estimate as of April 30, 2014, pro forma for the Acquisitions. TUSA reserves may differ from parent level reserves due to intercompany eliminations.*

7

TRIANGLE PETROLEUM CORPORATION

OPERATIONAL OVERVIEW

OPERATIONAL OVERVIEW

TRIANGLE USA CORE AREA – MCKENZIE AND WILLIAMS COUNTIES

RECENT DEVELOPMENTS

- 97 gross operated wells currently producing and seven wells waiting on completion[(1)]
- Approximately 90% of operated producing wells currently hooked up to gas sales, as compared to 0% at the end of Q1 FY'14[(1)]
- Recent downspacing tests indicate potential for 8 – 12+ locations per DSU
  - Multiple operated DSUs containing middle Bakken wells spaced ~600' apart
  - Nearby operators undergoing 12 and 16 well density tests in a single DSU targeting the Middle Bakken and Lower Three Forks benches

DETAILS	TPLM CORE
Net Acreage	~93,000
Percent Operated (%)[(2)]	56%
Percent Held By Production (%)	71%
OPERATED DSUS[(2)]	68
TOTAL OPERATED LOCATIONS REMAINING[(3)]	583

ASSET MAP: DOWNSPACING & THREE FORKS ACTIVITY


SHERIDAN
ROOSEVELT
WILLIAMS
MONTANA
MCKENZIE
NORTH DAKOTA
DUNN
Select Tests
1) KOG
2) OAS
3) CLR
4) CLR
5) OAS
6) OAS
7) WLL
8) KOG
TPLM Acreage
TPLM Operated DSU
Bakken & Three Forks Density Test
Select Lower Three Forks Wells

Note: TUSA information pro forma for the Acquisitions.
(1) As of August 18, 2014.
(2) Triangle's operatorship in North Dakota has been confirmed through title and permits. In Montana, operated assumes 30% or greater working interest.
(3) Gross Operated Locations Remaining assumes six Bakken and four Three Forks wells per DSU. Supported by recent density tests near Triangle's core acreage.

9

TRIANGLE PETROLEUM CORPORATION

OPERATIONAL OVERVIEW

DRILLING AND PRODUCTION PROFILE

TUSA OPERATED WELLS COMPLETED (GROSS VS. NET)(1)


Wells Completed
10
8
6
4
2
0
5.0
2.5
5.0
2.7
6.0
4.7
5.0
4.3
8.0
6.2
9.0
6.4
9.0
6.7
9.0
6.1
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15
Gross Operated Completions
Net Operated Completions

HIGHLIGHTS

- Decreasing spud to total depth days; average of 20 days for Q1 FY'15 versus 27 days for Q1 FY'14
- Targeting $9.0 - $9.5 million AFE costs(2)
  - Efficiencies related to pad drilling
  - Caliber reduces pad equipment on site
  - Reducing time drilling rig spends on location

AVERAGE SPUD TO TOTAL DEPTH DRILLED DAYS(1)


Days
30
25
20
15
10
5
0
28
29
27
23
23
23
20
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15

Q1 FY'15 SOLD VOLUMES PRODUCTION MIX(3)


7%
10%
83%
Crude Oil
Natural Gas
NGLs

(1) *Spud to total depth drilled days excludes days when rig is batch drilling adjacent well.*
(2) *Including approximately $1mm average RockPile and other eliminations since inception and effects of Triangle-RockPile master service agreement renegotiation.*
(3) *Excludes produced volumes of natural gas and NGL's not being sold.*

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TRIANGLE PETROLEUM CORPORATION

OPERATIONAL OVERVIEW

ROCKPILE ENERGY SERVICES

***RockPile Energy Services, LLC** is focused on providing "Best in Class" pressure pumping and ancillary services in the Williston Basin*

EXPANDING CAPACITY AND CAPABILITIES

- Third pressure pumping spread became operational in April and is currently operating for third-party clients
- Backlog of approximately 31 wells, including 18 for third party operators, at the end of Q1 FY'15
- Completed jobs for 10 third-party operators (seven pressure pumping)(1)
  - Anticipate continued growth in third party pressure pumping clients in Q3 FY'15
- Estimate cash dividends issued to Triangle totaling $25 - $30mm in FY2015
  - Made a $10mm cash distribution to Triangle in April 2014

GROSS WELLS COMPLETED



Triangle Wells
Third Party Wells
Horsepower
Wells Completed
Horsepower
0
10
20
30
40
0
10,000
20,000
30,000
40,000
50,000
60,000
1
6
5
1
10
6
4
10
5
5
18
8
10
28
9
19
25
9
16
26
9
17
Q2 FY'13
Q3 FY'13
Q4 FY'13
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15



Simultaneous operations – 1) drilling operations, 2) Caliber piping freshwater provisions, 3) RockPile batch completing two wells and 4) operational production facilities

(1) As of August 14, 2014.

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TRIANGLE PETROLEUM CORPORATION

SERVICE LINE PIPE LAID (MILES) % COMPLETE Crude Gathering & Transportation 53 77% Natural Gas Gathering & Transportation(2) 35 91% Produced Water Transportation 50 65% Freshwater & Maintenance Water Delivery 56 62% Natural Gas Liquids Transportation 5 100% CONSTRUCTION UPDATE (AS OF JULY 31, 2014) OPERATIONAL OVERVIEW 12 CALIBER MIDSTREAM Assumes all Series A warrants exercised into Class A units. Transportation of residue to Northern Border. Caliber Midstream Partners, LP is focused on providing gathering, transportation and processing in the Williston Basin Natural gas facility became operational in April 2014, currently averaging throughput of approximately 10 MMcfpd All business lines are currently operational, marking the end of the Phase I build out Completion of Phase II will enable crude oil to flow through to the Alexander Market Center, which will provide additional marketing optionality due to offtake via multiple pipelines and / or rail Signed midstream service agreements with four third-party customers Estimate cash dividends issued to Triangle totaling $10 - $15mm in FY2015; paid $3.15mm cash distribution net to Triangle in December 2013 Triangle has a 32% ownership stake, but can earn up to 50% subject to the performance of the business(1)

FINANCIAL OVERVIEW

 On July 18, 2014 Triangle USA Petroleum Corporation, the Company’s wholly-owned E&P subsidiary, closed on a $450mm senior unsecured notes offering Offering upsized to $450mm from $350mm due to high demand (~9x oversubscribed) Proceeds from the offering used to pay down TUSA’s second lien credit facility, reimburse Triangle for capital contributions to TUSA in connection with closing the Acquisitions, repay outstanding debt under TUSA’s senior credit facility, and for other general corporate purposes FINANCIAL OVERVIEW 14 HIGH YIELD OFFERING OVERVIEW $450MM SENIOR UNSECURED NOTES COUPON 6.75% PRICING Par MATURITY 8 years GUARANTORS All TUSA subsidiaries RANKING The Notes will be senior unsecured obligations of the Company and will rank pari-passu to all present and future senior indebtedness and senior to all present and future subordinated indebtedness of the Company OPTIONAL REDEMPTION Non-callable for 3 years, callable thereafter at declining premiums EQUITY CLAWBACK Up to 35% of the Notes at a premium with the proceeds of an equity issue for the first three years CHANGE OF CONTROL Offer to redeem the Notes at 101% of par plus accrued interest COVENANTS Standard and customary DISTRIBUTION 144A for life

FINANCIAL OVERVIEW

CURRENT POSITION

CURRENT POSITION	
Share Price *(as of August 12, 2014)*	$11.15
90-day % Change	*19.9%*
Basic Shares Outstanding (mm)[(1)]	86.1
Market Capitalization ($mm)	$960
Pro Forma Debt (April 30, 2014) *($mm)*	**$504**

APPROX. PRO FORMA LIQUIDITY (APRIL 30, 2014) ($MM)	
Total Pro Forma Cash[(2)]	$186
TUSA Credit Facility Availability[(3)]	$415
RPES Credit Facility Availability	$55
Pro Forma Liquidity	**$656**

KEY HIGHLIGHTS

- Recent high yield offering allows capital budget to be fully funded through FY2017 with operating cash flow and credit facility borrowings
- Debt metrics remain conservative following high yield offering, with pro forma net debt to annualized 1Q FY'15 adjusted EBITDA of 1.8x[(1)]
- Active hedging program in place, nearing capacity through CY2015

TOTAL CURRENT AND POTENTIAL DILUTED OWNERSHIP


Common Stock – Public[(4)] 91%
Management and Board: Common Stock and Options[(5)] 6%
Employee RSUs[(5)] 3%

(1) *Does not include $120mm convertible note with a 5% cashless coupon per annum convertible into Triangle stock at $8.00 per share; no financial covenants. Potentially dilutive into approximately 16.4mm shares of Triangle common stock.*
(2) *Pro forma for Acquisitions and Notes. Does not reflect other capex or cash flow since the last reporting period.*
(3) *Pro forma for expected TUSA borrowing base increase to $415mm via late August redetermination.*
(4) *Common stock includes $120mm convertible note as of January 31, 2014. Potentially dilutive into approximately 16.4mm shares of Triangle common stock.*
(5) *Calculated using outstanding management and board stock and options and unvested employee RSUs. Does not apply treasury stock method.*

15

TRIANGLE PETROLEUM CORPORATION

FINANCIAL OVERVIEW

REVISED STAND-ALONE CAPITAL BUDGET FOR FY2015 (ENDED JANUARY 31, 2015)

BUDGET DETAIL

Capital Expenses	Revised FY2015 Budget ($mm)[1]
E&P Operated Drilling Program[2]	$360
E&P Non-Operated Drilling Program	45
Station Prospect[3]	10
E&P Land Spend	145
RockPile	55
Infrastructure and Other	25
Total	**$640**

BUDGET ALLOCATION


E&P Non-Operated Drilling Program ~7%
E&P Operated Drilling Program ~56%
Station Prospect ~2%
E&P Land Spend ~23%
Infrastructure and Other ~4%
RockPile ~9%

FY2015 BUDGET HIGHLIGHTS

- Drilling program consists of 3 full-time operated rigs, which increased to 4 rigs in Q1 FY'15
- Spud 46 to 50 gross operated wells
- Complete 42 to 46 gross operated wells
- Third RockPile pressure pumping spread delivered ahead of schedule in Q1 FY'15
- RockPile budget includes the order of a fourth pressure pumping spread in late FY2015 with delivery in early FY2016

Note: TUSA information pro forma for the Acquisitions.

(1) Revised FY2015 capital budget issued on May 14, 2014. Previous budget of $510mm issued on January 21, 2014.

(2) E&P Operated Drilling Program does not include the RockPile and other eliminations that reduce capital expenditures at the Triangle Parent Company level. Actual E&P operated incurred capex will be lower by eliminations. FY2014 eliminations of $35.2mm.

(3) Capital to be allocated towards the acquisition of seismic data and to drill and complete 3 – 4 exploratory wells.

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TRIANGLE PETROLEUM CORPORATION

FINANCIAL OVERVIEW

STAND-ALONE BUSINESS SEGMENT GUIDANCE

TUSA | RockPile ENERGY SERVICES | CALIBER MIDSTREAM

TUSA Stand-alone[1]						
Period	Revenue ($mm)			Adj. EBITDA ($mm)		
2H FY'15	$165	-	$180	$115	-	$125
2H FY'15 Ann.	$330	-	$360	$230	-	$250
FY2015	$290	-	$325	$205	-	$225
FY2014 Actual	$161			$112		

RPES Stand-alone[2]					
Revenue ($mm)			Adj. EBITDA ($mm)		
$170	-	$200	$39	-	$47
$340	-	$400	$78	-	$94
$300	-	$340	$63	-	$75
$194			$42		

CLBR Stand-alone[3]					
Revenue			Adj. EBITDA ($mm)		
$10	-	$12	$7	-	$8
$20	-	$24	$14	-	$16
$17	-	$21	$13	-	$15
$5			$3		

FY2015 CONSOLIDATED FINANCIALS

- The following items must also be considered for the consolidated financials:

ITEM	*DESCRIPTION*	*($MM)*
Consolidated Triangle Parent Company ("TPC") G&A	Incremental corporate level G&A expense	$11 – 14
Consolidated TPC Stock-Based Compensation	Incremental corporate level SBC expense	$8 – 11
Consolidated Book Taxes	Book tax expense (cash tax expense of ~$1mm)	$30 – 35
Intercompany Eliminations	Estimated based upon historical eliminations[4]	$40 – 50
Caliber EBITDA	Anticipate minimal contribution of Caliber due to intracompany eliminations	–

**Description of segment information and non-GAAP measures are located at the back of the Appendix*

(1) *Revised FY2015 and 2nd Half FY'15 TUSA guidance issued on May 14, 2014. Previous guidance issued on January 21, 2014.*

(2) *Assumes 30 stages per well. Assumes third spread fully operational in Q3 FY'15 (ended October 31, 2014).*

(3) *FY2015 guidance net to Triangle's 32% ownership stake in Caliber.*

(4) *Total estimated elimination calculated using FY2015 midpoint of TUSA gross well completions, 44, multiplied by average elimination per well through FY2014 of $1.1mm.*

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TRIANGLE PETROLEUM CORPORATION

FINANCIAL OVERVIEW

RISK MANAGEMENT

KEY HIGHLIGHTS

- Actively hedging to protect present and future cash flows through the use of zero cost collars and swaps
  - Ability to hedge up to 85% of expected production over next 36 months

HEDGE POSITION



FY'15 Collars
~$101 Ceiling
~$87 Floor
FY'16 Collars
~$98 Ceiling
~$87 Floor
FY'15 Swaps
~$95 Fixed
~ 200
~5,800
~4,400
Bopd
6,000
4,500
3,000
1,500
-
FY2015
FY2016
Costless Collar Volume
Swap Volume

CURRENT HEDGES (BOPD)



Q1 FY'15 Production: 8,129 Boepd
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1,593
4,257
332
5,635
5,899
6,000
6,000
4,484
995
Q2 FY'15
Q3 FY'15
Q4 FY'15
Q1 FY'16
Q2 FY'16
Q3 FY'16
Q4 FY'16
Costless Collar Volume
Swap Volume
Q1 FY'15 Production

*Note: As of August 1, 2014.

18

TRIANGLE PETROLEUM CORPORATION

APPENDIX RockPile: Vertical Integration Profile Caliber: Vertical Integration Profile Montana – Station Prospect Historical Financials

ROCKPILE: VERTICAL INTEGRATION PROFILE

APPENDIX

ROCKPILE'S BENEFIT TO TRIANGLE

- Control 100% of largest E&P cost center
- Dedicated high quality frac fleet and personnel
- Maintain greater control over completion schedules, work quality and production facilities planning
- Third-party completions boost consolidated revenues and earnings; goal to achieve $100mm in stand-alone EBITDA and 75% third-party business
- Potential distributions from subsidiary back to TPC to be reinvested in highest return investments

ROCKPILE CAPEX REDUCTION PER WELL[1]



$1.5
$1.0
$0.5
$0.0
($mm)
$1.0
$1.2
$1.2
$0.6
$0.6
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15

Net Income Reduction in Q1 FY'15 ($mm)	RPES-Triangle Completed Wells in Q1 FY'15	Avg. Well Cost Reduced per Triangle Well ($mm)
$5.6	9	$0.6

FY2014 STAND-ALONE FINANCIALS[2]



Revenue
Adj. EBITDA
Net Income
$70
$60
$50
$40
$30
$20
$10
$0
($mm)
$27
$6
$4
$44
$12
$10
$66
$14
$10
$56
$10
$6
$61
$14
$8
Q1 FY'14
Q2 FY'14
Q3 FY'14
Q4 FY'14
Q1 FY'15

ROCKPILE IMPLIED VALUATION

Peer Average 2015E EV / EBITDA[3]	6.6x
RPES 2H FY'15 Ann. EBITDA Midpoint[2]	$86mm
RPES Valuation	$568mm
TPC Basic Shares Outstanding (mm)	86.1
Valuation Per TPC Share	**$6.59**

(1) *Calculated using net income elimination in period divided by gross operated completions.*
(2) *Does not match consolidated financials. Reference "Segment Reporting and Non-GAAP Measures" tables in company financial statements and presentation appendix.*
(3) *Peer Group data sourced from Bloomberg of July 15, 2014: BAS, CDI-T, CFW-T, CJES, ESI-T, FES, HP, KEG, NBR, NR, PDS, PES, PTEN, RES, SPN, SVY-T, TDG-T, WRG-V, XDC-T.*

20

TRIANGLE PETROLEUM CORPORATION

APPENDIX

CALIBER: VERTICAL INTEGRATION PROFILE

Caliber's Benefit to Triangle

- Secured long term gas and crude oil gathering and takeaway capacity at market rates in the Williston Basin
- Potential to i) capture value for gas previously flared, ii) remove trucks from pads iii) increase realized prices by increasing optionality on delivery points and iv) contribute to TPC net income via equity investment
- Potential distributions from subsidiary back to TPC to be reinvested in highest return investments

Impact on Consolidated Financials

- In FY2015, anticipate minimal gain from equity investment due to elimination, and no debt consolidation due to equity method accounting
- Fair value ownership of trigger units, trigger unit warrants, and warrants reevaluated quarterly(3)

Caliber Implied Valuation

Peer Average 2015E EV / EBITDA(1)	14.8x
CLBR 2H FY'15 Ann. EBITDA Midpoint(2)	$15mm
CLBR Valuation	$222mm
TPC Basic Shares Outstanding (mm)	86.1
Valuation Per TPC Share	**$2.58**



(1) *Peer Group data sourced from Bloomberg of July 15, 2014: ACMP, AMID, APL, BKEP, CMLP, DPM, HEP, MMLP, MWE, NGLS, RGP, RRMS, SMLP, SXE, TCP, TLLP, TLP, WES, XTEX.*
(2) *See "Use of Segment Information and Non-GAAP Measures" in the Appendix.*
(3) *Please reference Note 10 – Fair Value Measurements and Note 11 – Equity Investment in our FY2014 Form 10-K for additional details.*

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TRIANGLE PETROLEUM CORPORATION

APPENDIX

MONTANA – STATION PROSPECT


Sagebrush Resources
SBR1-36H
Samson Resources
Riva Ridge 33-56H MB
Riva Ridge 0607-2H TF
DANIELS
Southwestern Energy
Bedwell 1H
Whiting Petroleum
Gronlie Farms 24-20
Whiting Petroleum
Olson 21-28
Brigham Beck 15-101-H
ROOSE
Whiting Petroleum
French 21-26
Samson Oil & Gas Australia III
Samson Oil & Gas Gretel II
Brigham Rogney 17-8-1-H
Samson Oil & Gas Australia II
Continental Resources
Abercrombie 1-10H
Samson Oil & Gas Australia IV
TPLM Operated DSU
TPLM Acreage
Select Wells
County

DETAILS

- ~42,000 net acres; 67% operated
- Potential Drilling Inventory: 294 operated locations
- Allocating $10mm to acquire seismic data and drill and complete 3 – 4 exploratory wells in FY2015

KEY HIGHLIGHTS

- Industry activity continues in offsetting townships
- Ongoing exploration programs for Bakken and Three Forks
- New exploration program for conventional Red River initiated by peer operator
- Long-term leasehold allows a "wait-and-see" approach
- Asset provides substantial exploration upside for unconventional and conventional accumulations

Source: Triangle Petroleum Corporation and Montana Board of Oil and Gas, 2014.

22

TRIANGLE
PETROLEUM CORPORATION

Q1 FY'15 CONSOLIDATED INCOME STATEMENT

APPENDIX

	Three Months Ended April 30, 2014	Three Months Ended April 30, 2013
Revenues		
Total revenues	$ 99,782	$ 34,294
Expenses		
Production taxes	6,348	2,444
Lease operating expenses	4,726	2,216
Gathering, transportation and processing	3,802	37
Oilfield services[(1)]	27,710	11,186
Depreciation and amortization	21,178	7,473
Accretion of asset retirement obligations	134	8
Corporate and Other stock-based compensation	1,523	1,062
E&P stock-based compensation	395	322
RockPile stock-based compensation	90	211
Corporate and Other cash G&A expenses	3,518	1,461
E&P cash G&A expenses	2,914	1,567
RockPile cash G&A expenses	5,097	1,979
Total operating expenses	77,435	29,966
Operating Income	22,347	4,328
Gain on equity investment derivatives	10,454	-
Gain (loss) from commodity derivative activities	(5,456)	1,212
Interest expense	(2,864)	(1,472)
Income (loss) from equity investment	(126)	596
Interest income	60	37
Other income	138	510
Total other income	2,206	883
Net Income Before Income Taxes	24,553	5,211
Income tax provision[(2)]	(10,011)	-
Net Income	$ 14,542	$ 5,211
Net Income per Common		
Basic	$ 0.17	$ 0.10
Diluted[(3)]	$ 0.15	$ 0.10
Adjusted Net Income per Common[(4)]		
Basic	$ 0.13	$ 0.07
Diluted[(3)]	$ 0.12	$ 0.07
Weighted Average Common Shares		
Basic	85,952	52,605
Diluted	103,314	53,004

(1) Includes intercompany eliminations; reference Note 4 – Segment Reporting in the Q1 FY'15 Form 10-Q for additional details.

(2) The effective tax rate for the three months ended April 30, 2014 is approximately 41%, which differs from the statutory income tax rate due to permanent book to tax differences. Income tax provision is primarily a non-cash expense, with a cash tax expense component of approximately $0.1 million.

(3) Includes net interest expense add-back of $0.9 million in Q1 FY'15 related to outstanding convertible notes.

(4) See "Use of Segment Information and Non-GAAP Measures" and "Adjusted Net Income Reconciliation" in the Appendix.

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APPENDIX

CONSOLIDATED ADJUSTED NET INCOME RECONCILIATION

TRIANGLE PETROLEUM CORPORATION

	Q1 fiscal 2015	Q1 fiscal 2014
Net income attributable to common stockholders	$ 14,542	$ 5,211
Gain on equity investment derivatives	(10,454)	-
(Gain) loss on commodity derivatives	5,456	(1,212)
Gain on investment in marketable securities	-	(409)
Net deferred income tax liability (benefit)	-	-
Tax impact[(1)]	2,038	-
Adjusted net income	$ 11,582	$ 3,590
Adjusted net income per common		
Basic	$ 0.13	$ 0.07
Diluted[(2)]	$ 0.12	$ 0.07
Weighted average common shares		
Basic	85,952	52,605
Diluted	103,314	53,004

STAND-ALONE BUSINESS SEGMENT ADJUSTED EBITDA RECONCILIATION

TUSA

	Q1 fiscal 2015	Q4 fiscal 2014
Net income before income taxes	$ 17,472	$ 17,456
Depreciation and amortization	18,612	17,507
Net interest expense	1,113	1,028
Stock-based compensation	395	230
Accretion of asset retirement obligations	134	18
(Gain) loss on commodity derivatives	5,456	(2,146)
Settlements of commodity derivatives	(818)	(2,448)
Adjusted-EBITDA	$ 42,365	$ 31,645

RockPile ENERGY SERVICES

	Q1 fiscal 2015	Q4 fiscal 2014
Net income before income taxes	$ 8,437	$ 5,967
Depreciation and amortization	3,590	3,431
Stock-based compensation	90	132
Net interest expense	507	380
One-time start-up costs and other	1,176	577
Adjusted-EBITDA	$ 13,800	$ 10,486

CALIBER MIDSTREAM

	Q1 fiscal 2015	Q4 fiscal 2014
Net income before income taxes	$ 51	$ (37)
Depreciation and amortization	231	156
Warrant expense	56	58
Net interest expense	85	54
Well connect fees bill	294	546
Well connect revenue recognized	(28)	(18)
Adjusted-EBITDA	$ 689	$ 759

(1) Tax impact is computed as pre tax-effected adjusting items multiplied by one less the Company's effective tax rate.
(2) Includes interest expense add-back of $0.9 million net of income taxes and amounts capitalized in Q1 FY'15 related to outstanding convertible notes.
**Adjusted-EBITDA calculations do not include TPC (parent company) other revenues and expenses*
**TUSA results include all exploration and production related business lines ("E&P")*
**RockPile Adjusted-EBITDA restated to be calculated as per methodology from recently upsized credit facility, which closed on March 25, 2014*
**See "Use of Segment Information and Non-GAAP Measures" in the back of the Appendix for disclosures*
**Caliber Adjusted-EBITDA represents Triangle's 30% ownership share of the partnership, before intracompany elimination. Previous period reflects adjustment related to the recognition of warrant expense and well connect fees*

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Q1 FY'15 INTERSEGMENT TABLE

APPENDIX

	Exploration and Production	RockPile's Pressure Pumping and Other Services	Corporate and Other[1]	Eliminations and Other	Consolidated Total
Revenues					
Oil, natural gas and natural gas liquids sales	$ 60,834	$ -	$ -	$ -	$ 60,834
Oilfield services for third parties	-	39,557	-	(609)	38,948
Intersegment revenues	-	21,875	-	(21,875)	-
Other	-	-	177	(177)	-
Total revenues	60,834	61,432	177	(22,661)	99,782
Expenses					
Prod. taxes, LOE, and other expenses	15,010	-	-	-	15,010
Depreciation and amortization	18,612	3,590	176	(1,200)	21,178
Cost of oilfield services	-	43,711	-	(16,001)	27,710
General and administrative	3,309	5,187	5,041	-	13,537
Total operating expenses	36,931	52,488	5,217	(17,201)	77,435
Income (loss) from operations	23,903	8,944	(5,040)	(5,460)	22,347
Other income (expense), net	(6,431)	(507)	9,321	(177)	2,206
Net income (loss) before income taxes	$ 17,472	$ 8,437	$ 4,281	$ (5,637) [2]	$ 24,553

(1) *Corporate and Other includes our corporate office and several subsidiaries that management does not consider to be part of the exploration and production or oilfield services segments. Also included are our results from our investment in Caliber, including any changes in the fair value of our equity investment derivatives. Other than our investment in Caliber, these subsidiaries have limited activity.*

(2) *$5.6 million RockPile, Caliber, and other services consolidated elimination results in a $5.6 million reduction in oil and natural gas property expenditures.*

**Reference Note 4 – Segment Reporting in our Q1 FY'15 Form 10-Q for additional details*

25

USE OF SEGMENT INFORMATION AND NON-GAAP MEASURES 1) The Company often provides financial metrics for each of Triangle’s three segments of operation. Revenues for each segment are disclosed in notes to the financial statements contained in the Company’s Form 10-K and Form 10-Q filings, but the sum of those unconsolidated revenues differs from Triangle’s consolidated revenues for the corresponding reporting period. Triangle’s consolidated revenues would reflect segment revenues reduced for intracompany sales (i.e. for RockPile services to Triangle’s E&P segment). Triangle also believes that unconsolidated segment revenue assists investors in measuring RockPile’s performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to completion services for Triangle’s economic interests in new wells operated by Triangle. 2) EBITDA represents income before interest, income taxes, depreciation and amortization. EBITDA is not a calculation based upon generally accepted accounting principles in the U.S. ("GAAP"). Triangle has presented ranges of anticipated EBITDA, by segment, because it regularly reviews EBITDA by segment as a measure of the segment’s operating performance. Triangle also believes EBITDA assists investors in comparing segment performance on a consistent basis without regard to interest, income taxes, depreciation and amortization, which can vary significantly depending upon many factors. A large portion of Triangle’s consolidated interest expense relates to paid-in-kind interest on the convertible note at the parent. The total of EBITDA by segment is not indicative of Triangle’s consolidated EBITDA, which reflects other matters such as (i) additional parent administrative costs, (ii) the aforementioned intracompany eliminations, and (iii) the use of the equity method, rather than consolidation, for Triangle’s investment in Caliber. The EBITDA measures presented in the Tables may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation. 3) Adjusted net income (loss) is defined as net income (loss) applicable to common stockholders Adjusted to exclude certain charges or amounts in order to provide users of this financial information with additional meaningful comparisons between current results and the results of prior periods. We present this measure because (i) it is consistent with the manner in which the Company's performance is measured relative to the performance of its peers, (ii) this measure is more comparable to earnings estimates provided by securities analysts, and (iii) charges or amounts excluded cannot be reasonably estimated and guidance provided by the company excludes information regarding these types of items. These Adjusted amounts are not a measure of financial performance under GAAP. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to Adjusted net income (loss).